                                                                 EXHIBIT 3.15(i)

                           ARTICLES OF INCORPORATION

                                       OF

                           GREINER ACQUISITION CORP.


          The undersigned incorporator for the purpose of forming a corporation under the General Corporation Law of the State of California, hereby certifies:

                                       I

          The name of the corporation is

                          Greiner Acquisition Corp.

                                       II

          The purpose of the corporation is to engage in any lawful act or activity for which a corporation may be organized under the General Corporation Law of California other than the banking business, the trust company business or the practice of a profession permitted to be incorporated by the California Corporations Code.

                                      III

          The name and address in this state of the corporation's initial agent for service of process is

                                James D. Ludwig
                                11440 San Vicente Boulevard
                                Los Angeles, CA 90049

                                       IV

          The corporation is authorized to issue 100,000 shares of one class which shall be designated "Common Stock."

          IN WITNESS WHEREOF, the undersigned has executed these Articles of Incorporation.

                                                   /s/ WILLIAM E. GUTHNER, JR.
                                                   -----------------------------
                                                   William E. Guthner, Jr.
                                                   Sole Incorporator


          The undersigned, William E. Guthner, Jr., hereby declares that he is the person who executed the foregoing Articles of Incorporation and that the instrument is his act and deed.

          Executed this 23rd day of March, 1981 at Los Angeles, California.


                                                   /s/ WILLIAM E. GUTHNER, JR.
                                                   -----------------------------
                                                   William E. Guthner, Jr.

                            CERTIFICATE OF AMENDMENT

                                       OF

                           ARTICLES OF INCORPORATION



ROY GRABOFF and JAMES D. LUDWIG certify that:


        1. They are the president and secretary, respectively, of GREINER ACQUISITION CORP., a California corporation.

        2. Article I of the Articles of Incorporation of this corporation is amended to read as follows:

            "The name of this corporation is GREINER ENGINEERING SCIENCES, INC."

        3. The foregoing amendment of Articles of Incorporation has been duly approved by the Board of Directors.

        4. The foregoing amendment of Articles of Incorporation has been duly approved by the required vote of shareholders in accordance with Section 902 of the Corporations Code. The total number of outstanding shares of corporation is 26,000 shares of Common Stock. The number of shares voting in favor of the amendment equaled or exceeded the vote required. The percentage vote required was more than 50%.


                                              /s/ ROY GRABOFF
                                              ----------------------------------
                                              Roy Graboff, President


                                              /s/ JAMES D. LUDWIG
                                              ----------------------------------
                                              James D. Ludwig, Secretary


        The undersigned declare under penalty of perjury that the matters set forth in the foregoing certificates are true of their own knowledge. Executed at Los Angeles on the 9th day of April, 1981.



                                              /s/ ROY GRABOFF
                                              ----------------------------------
                                              Roy Graboff


                                              /s/ JAMES D. LUDWIG
                                              ----------------------------------
                                              James D. Ludwig

                            CERTIFICATE OF AMENDMENT
                                       OF
                           ARTICLES OF INCORPORATION
                                       OF
                       GREINER ENGINEERING SCIENCES, INC.


     Pursuant to the provisions of General Corporation Law of the State of California, the undersigned corporation hereby certifies that James E. Sawyer and Robert Costello, President and Secretary, respectively, of the corporation, have been duly authorized to execute and cause to be filed with the proper authorities this Certificate of Amendment and announces the following Certificate of Amendment to the Articles of Incorporation:

     Article I.  The name of the corporation is Greiner Engineering Sciences,
Inc.

     Article II. The following amendment to the Articles of Incorporation was adopted by the shareholders of the corporation on March 12, 1987, and approved by the Board of Directors on March 12, 1987:

     Article I of the Articles of Incorporation is hereby amended so as to read as follows:

                                       I.

     The name of the corporation is Greiner, Inc. Southern.

     Article III. The number of shares of the corporation outstanding at the time of such adoption was 46,000 and the number of shares entitled to vote thereon was 46,000.

     Article IV. The holder of all of the shares outstanding and entitled to vote on said amendment has signed a consent in writing adopting such amendment.

               DATED:    March 12, 1987.


                                              GREINER ENGINEERING SCIENCES, INC.


                                              By: /s/ JAMES E. SAWYER
                                                  ------------------------------
                                                  James E. Sawyer, President


                                              By: /s/ ROBERT COSTELLO
                                                  ------------------------------
                                                  Robert Costello, Secretary


               Each of the undersigned declares under penalty of perjury that the matters set forth in the foregoing Certificate are true and correct. Executed at Irving, Texas, on March 12, 1987.



                                                  /s/ JAMES E. SAWYER
                                                  ------------------------------
                                                  James E. Sawyer


                                                  /s/ ROBERT COSTELLO
                                                  ------------------------------
                                                  Robert Costello

                          CERTIFICATE OF AMENDMENT OF

                           ARTICLES OF INCORPORATION

                                       OF

                             GREINER, INC. SOUTHERN
                           (A CALIFORNIA CORPORATION)


To The Secretary of State
State of California

Pursuant to the provisions of the General Corporation Law of the State of California, the undersigned officers of the corporation hereinafter named do hereby certify as follows:

1. The name of the corporation is Greiner, Inc. Southern.

2. Article I of the corporation's Articles of Incorporation, which relates to the name of the corporation, is hereby amended so as to read as follows:

     "The name of the corporation is URS Greiner, Inc. Southern."

3. The amendment herein provided for was approved by the corporation's Board of Directors.

4. The amendment herein provided for was approved by the required written consent of the corporation's sole shareholder in accordance with the provisions of Section 902 of the General Corporation Law.

The corporation's total number of shares which were outstanding and entitled to vote or to furnish written consent with respect to the amendment herein provided for at the time of the approval thereof is 26,000 all of which are of one class.

The percentage vote of the number of the aforesaid outstanding shares which is required to vote or furnish written consent in favor of the amendment herein provided for is more than 50%.

The number of the aforesaid outstanding shares which voted or furnished a written consent in favor of the amendment herein provided for is 26,000, and said number exceeded the percentage of the vote or written consent required to approve the said amendment.


                                       1.

Signed on 10/3, 1996

                                   /s/ ROBERT L. COSTELLO
                                   ----------------------------
                                   Robert L. Costello,
                                   President

Signed on 10/10, 1996

                                   /s/ MELISSA K. HOLDER
                                   ----------------------------
                                   Melissa K. Holder,
                                   Secretary

     On this 3rd day of October, 1996, in the City of San Francisco in the State of California, the undersigned does hereby declare under the penalty of perjury that he signed the foregoing Certificate of Amendment of Articles of Incorporation in the official capacity set forth beneath his signature, and that the statements set forth in said certificate are true of his own knowledge.

                                   /s/ ROBERT L. COSTELLO
                                   ----------------------------
                                   Robert L. Costello,
                                   President

     On this 10th day of October, 1996, in the City of Fort Worth in the State of Texas, the undersigned does hereby declare under the penalty of perjury that she signed the foregoing Certificate of Amendment of Articles of Incorporation in the official capacity set forth beneath her signature, and that the statements set forth in said certificate are true of her own knowledge.

                                   /s/ MELISSA K. HOLDER
                                   ----------------------------
                                   Melissa K. Holder,
                                   Secretary


                                       2.

                            CERTIFICATE OF AMENDMENT

                                       OF

                           URS GREINER, INC. SOUTHERN


Joseph Masters and Carol Brummerstedt certify that:

    1. They are the Vice President and Assistant Secretary of URS Greiner, Inc. Southern.

    2. Article "I" of the Articles of Incorporation of this corporation is amended to read as follows:

                  ARTICLE "I": The name of the corporation is
                   URS GREINER WOODWARD-CLYDE, INC. SOUTHERN.

    3. The foregoing amendment of Articles of Incorporation has been duly approved by the board of directors.

    4. The foregoing amendment of Articles of Incorporation has been duly approved by the required vote of stockholders in accordance with Section 902 of the Corporation Code. The total number of outstanding shares of the corporation is 26,000. The number of shares voting in favor of the amendment equaled or exceeded the vote required. The percentage vote required was more than 50%.

We further declare under penalty of perjury under the laws of the State of California that the matters set forth in this certificate are true and correct of our own knowledge.


DATE: August 11, 1998
      ---------------

                                   /s/ JOSEPH MASTERS
                                   ------------------------------------
                                   Joseph Masters, Vice President


                                   /s/ CAROL BRUMMERSTEDT
                                   ------------------------------------
                                   Carol Brummerstedt, Asst. Secretary

                            CERTIFICATE OF AMENDMENT
                                       OF
                   URS GREINER WOODWARD-CLYDE, INC. SOUTHERN
                                      * * *


Joseph Masters and Carol Brummerstedt certify that:

     1. They are the Vice President and Assistant Secretary of URS Greiner Woodward-Clyde, Inc. Southern.

     2. Article I of the Articles of Incorporation of this corporation is amended to read as follows:


          ARTICLE I: The name of the corporation is

                            URS CORPORATION SOUTHERN


     3. The foregoing amendment of the Articles of Incorporation has been duly approved by the Board of Directors.

     4. The foregoing amendment of the Articles of Incorporation as been duly approved by the required vote of stockholders in accordance with Section 902 of the Corporation Code. The total number of outstanding shares of the corporation is 26,000. The number of shares voting in favor of the amendment equaled or exceeded the vote required. The percentage vote required was more than 50%.

We further declare under penalty of perjury under the laws of the State of California that the matters set forth in this certificate are true and correct of our own knowledge.

Date: April 7, 2000



                                                  /s/ JOSEPH MASTERS
                                                  ------------------------------
                                                  Joseph Masters, Vice President


                                                  /s/ CAROL BRUMMERSTEDT
                                                  ------------------------------
                                                  Carol Brummerstedt
                                                  Assistant Secretary